UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2009


                            St. Joseph Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                     000-53573                 26-3616144
-----------------------------     ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
 of incorporation)                                           Identification No.)

1901 Frederick Avenue, St. Joseph, Missouri                         64501
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (816) 233-5148
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events
            ------------

     On February 2, 2009, St. Joseph Bancorp, Inc. (the "Company"), the newly formed holding company for Midwest Federal Savings and Loan Association of St. Joseph, a federally chartered savings association with its headquarters in St. Joseph, Missouri, issued a press release announcing completion of the mutual-to-stock conversion and of the Company's initial public offering of shares of its common stock. The closing of the transaction occurred on January 30, 2009.

     For additional information, reference is made to the press release, dated February 2, 2009, which is included herein as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

(a)         Financial statements of businesses acquired. Not Applicable.

(b)         Pro forma financial information. Not Applicable.

(c)         Shell company transactions: Not Applicable.

(d)         Exhibits.

            The following exhibit is attached as part of this report:

            Exhibit 99.1     Press Release dated February 2, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ST. JOSEPH BANCORP, INC.


DATE:  February 2, 2009              By:   /s/ Ralph E. Schank
                                           -------------------------------------
                                           Ralph E. Schank
                                           President and Chief Executive Officer